UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska             68130

(Address of principal executive offices)

(Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 6/30

Date of reporting period:    6/30/2014

Item 1.  Reports to Stockholders.

Rogé Partners Fund

Annual Report | June 30, 2014

Investment Advisor
R.W. Rogé & Company, Inc.
630 Johnson Avenue, Suite 103
Bohemia, NY 11716

1-888-800-ROGÉ

_____________________________________________________________________________________

Annual Review

The Rogé Partners Fund returned 20.50% over the past year, modestly underperforming our primary benchmark the Dow Jones Moderately Aggressive Portfolio Index1 which returned 21.72% during the same period. Over this time period our exposure to equity securities aided in solid absolute returns. Our exposure to Fixed Income securities held our performance back as they underperformed equities over this time period.

In keeping with our globally diversified, risk-adjusted, asset allocation strategy our performance was also helped by international equity exposure. In addition, we have a bias toward value and high quality, dividend growing companies where stock prices have lagged versus more aggressive and volatile shares which may explain some of our underperformance versus our benchmark.

Strategy

In our letter last year we discussed the addition of sector and asset allocation controls. We believe the addition of these controls to have contributed to more consistent returns in-line with our benchmark. So far these targets have been working well for our Fund and shareholders.

We continue to limit exposure to U.S. Treasury bonds in the portfolio as they remain at historically high valuations, but yet still remain an effective diversifier within the overall portfolio.  We continue to favor exposure to non-agency mortgage backed bonds as the housing recovery remains intact and valuations in this bond sector remain compelling.

Within the equity markets we are maintaining international equity exposure as valuations aren't stretched. International exposure to equities and fixed income also provide our Fund with a layer of currency diversification which may help adjust the short-term volatility of the Fund's shares.

We continue to favor stable dividend growing companies in the portfolio. Our research has a number of interesting smaller company ideas where major change is occurring within the company to unlock shareholder value. The stock market is also rewarding larger companies to put their corporate capital to work through acquisitions. Our positions in smaller company stock may benefit from this increase in corporate actions.

We appreciate your confidence and look forward to the opportunities the coming year will bring.  We are working hard to seek reasonable risk-adjusted returns in these volatile markets.

Best Regards,

Ronald W. Rogé, MS, CFP®

Steven M. Rogé, MBA, AIF®, CMFC®

Chairman & CEO

Director of Research & Portfolio Manager

1 The Dow Jones Moderately Aggressive Portfolio Index is an unmanaged composite intended to measure total portfolios of global stocks, bonds and cash. This index has 80% invested in equities and 20% invested across three broad bond indexes. This index is used by professional investors as a performance benchmark for risk-adjusted portfolios. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

NLD Review Code:	2308-NLD-8/13/2014

Rogé Partners Fund
PORTFOLIO REVIEW
June 30, 2014 (Unaudited)

The Fund's performance figures* for the year ended June 30, 2014, compared to its benchmarks:

				Inception** -
	One	Five	Inception** -	June 30, 2014
	Year	Year	June 30, 2014	(Cumulative Return)
The Rogé Partners Fund	20.50%	13.54%	5.44%	67.60%
S&P 500 Index (a)	24.61%	18.83%	8.04%	112.39%
MSCI World Index (b)	23.57%	11.77%	7.01%	93.50%
Dow Jones US Moderately Aggressive Portfolio Index (c)	21.72%	17.56%	8.67%	124.78%
Dow Jones Moderately Aggressive Portfolio Index (d)	20.02%	14.83%	8.38%	119.00%

Comparison of the Change in Value of a $10,000 Investment

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, other than extraordinary or non-recurring expenses or acquired fund fees and expenses, at least until January 31, 2016, to ensure that the net annual fund operating expenses (excluding certain expenses) will not exceed 1.99% for the Fund, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 2.17% per the Fund's April 24, 2014 prospectus. Please review the Fund's most recent prospectus for more detail on the expense waiver. The performance includes the performance of the predecessor Fund. For performance information current to the most recent month-end, please call toll-free 1-888-800-ROGÉ.

(a) The “S&P 500 Index”, is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

(b) The “MSCI World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

(c) The "Dow Jones US Moderately Aggressive Portfolio Index" is based on the Dow Jones Relative Risk Index and consists of 80% US equities and 20% US fixed income. Investors cannot invest directly in an index or benchmark.

(d) The "Dow Jones Moderately Aggressive Portfolio Index" is based on the Dow Jones Relative Risk Index and consists of 80% global equities and 20% global fixed income. Investors cannot invest directly in an index or benchmark.

** Inception date is October 1, 2004.

The Fund's Top Ten Sectors are as follows:

Sectors	Portfolio Compositions as of June 30, 2014
Oil & Gas	7.02%
Miscellaneous Manufacturing	6.87%
Pharmaceuticals	6.67%
Corporate Bonds	6.56%
Food	6.12%
Fixed Income Mutual Funds	5.97%
Software	5.29%
Insurance	5.21%
Internet	4.26%
Commercial Services	4.07%
Other/Cash & Equivalents	41.96%
	100.00%

	Rogé Partners Fund
	SCHEDULE OF INVESTMENTS
	June 30, 2014

	Shares	Security		Value

		MUTUAL FUNDS (RIC's) - 7.17%
		Fixed Income - 5.97%
	30,320	Angel Oak Multi-Strategy Income Fund		$ 369,906
	7,829	Blackstone / GOS Strategic Credit Fund		139,121
	1,000	Brookfield Mortgage Opportunity Income Fund		17,600
	4,537	First Trust High Income Long/Short Fund		82,346
	43,888	PIMCO Income Fund		557,821
	9,728	PIMCO Mortgage Opportunities Fund		108,268
	3,113	RiverPark Short Term High Yield Fund		31,227
	13,000	TCW Strategic Income Fund		71,760
				1,378,049
		Income- 0.38%
	3,854	DoubleLine Income Solutions Fund		86,561

		International - 0.82%
	5,000	Templeton Global Income Fund		41,300
	10,779	Templeton Global Total Return Fund		147,026
				188,326
		TOTAL MUTUAL FUNDS
		(Cost $1,631,585)		1,652,936

		COMMON STOCKS - 79.48%
		Aerospace/Defense - 0.54%
	5,500	M/A-COM Technology Solutions Holdings, Inc. +		123,640

		Airlines - 0.93%
	1,500	Copa Holdings SA		213,855

		Auto Parts & Equipment - 1.65%
	7,400	Stanley Electric Co., Ltd.		192,907
	2,100	TRW Automotive Holdings Corp. +		187,992
				380,899
		Banks - 2.50%
	12,900	Bank of New York Mellon Corp.		483,492
	2,800	Bank of the Ozarks, Inc.		93,660
				577,152
		Beverages - 2.01%
	3,650	Diageo PLC		464,536

		Building Materials - 0.27%
	8,400	Builders FirstSource, Inc. +		62,832

		Chemicals - 3.17%
	3,700	Monsanto Co.		461,538
	500	NewMarket Corp.		196,055
	2,700	Olin Corp.		72,684
				730,277

	The accompanying notes are an integral part of these financial statements.

	Rogé Partners Fund
	SCHEDULE OF INVESTMENTS (Continued)
	June 30, 2014

	Shares	Security		Value

		Commercial Services - 4.07%
	6,270	Automatic Data Processing, Inc.		$ 497,086
	6,000	Mastercard, Inc.		440,820
				937,906
		Computers - 3.69%
	6,800	Agilysys, Inc. +		95,744
	5,950	Apple, Inc.		552,934
	4,200	LexMark International, Inc.		202,272
				850,950
		Diversified Financial Companies - 3.29%
	800	Affiliated Managers Group, Inc. +		164,320
	2,300	Artisan Partners Asset Management, Inc.		130,364
	5,500	T Rowe Price Group, Inc.		464,255
				758,939

		Electric - 0.60%
	3,300	Brookfield Infrastructure Partners LP		137,676

		Electrical Components & Equipment - 2.25%
	8,400	TE Connectivity, Ltd.		519,456

		Food - 6.12%
	27,900	Compass Group PLC		494,109
	6,000	Nestle SA		466,020
	30,880	Tesco PLC		452,392
				1,412,521
		Healthcare-Products - 2.94%
	5,300	AngioDynamics, Inc. +		86,549
	7,300	Medtronic, Inc.		465,448
	700	Sartorius Stedim Biotech		125,720
				677,717
		Healthcare-Services - 0.48%
	3,100	HealthSouth Corp.		111,197

		Home Builders - 0.32%
	3,000	M/I Homes, Inc. +		72,810

		Insurance - 5.21%
	8,800	American International Group, Inc.		480,304
	2,400	Assurant, Inc.		157,320
	3,500	Berkshire Hathaway, Inc., Class B +		442,960
	800	Enstar Group, Ltd.+		120,584
				1,201,168
		Internet - 4.26%
	1,500	Amazon.com, Inc. +		487,170
	9,900	Ebay, Inc. +		495,594
				982,764

	The accompanying notes are an integral part of these financial statements.

	Rogé Partners Fund
	SCHEDULE OF INVESTMENTS (Continued)
	June 30, 2014

	Shares	Security		Value

		Machinery-Diversified - 0.48%
	2,500	AG Growth International, Inc.		$ 111,250

		Media - 0.70%
	2,000	Scripps Networks Interactive, Inc.		162,280

		Metal Fabricate - 1.25%
	1,900	Valmont Industries, Inc.		288,705

		Mining - 1.02%
	4,700	Altius Minerals Corp. +		55,086
	11,700	Eldorado Gold Corp		89,388
	1,600	Franco-Nevada Corp.		91,744
				236,218
		Miscellaneous Manufacturing - 6.87%
	3,400	3M Co.		487,016
	2,500	Aptar Group, Inc.		167,525
	3,000	Colfax Corp. +		223,620
	24,000	Orkla ASA		215,760
	3,900	Parker Hannifin Corp.		490,347
				1,584,268
		Office Furnishings - 0.53%
	8,000	Steelcase, Inc.		121,040

		Oil & Gas - 7.02%
	4,500	Exxon Mobil Corp.		453,060
	9,100	Imperial Oil Ltd.		478,933
	4,700	Occidental Petroleum Corp.		482,361
	8,600	WPX Energy, Inc. +		205,626
				1,619,980
		Oil & Gas Services - 0.50%
	6,000	Enerflex Ltd.		114,414

		Packaging & Containers - 0.26%
	2,487	UFP Technologies, Inc. +		59,912

		Pharmaceuticals - 6.67%
	4,300	Johnson & Johnson		449,866
	2,700	Mallinckrodt PLC +		216,054
	4,900	Novartis AG		443,597
	3,400	Valeant Pharmaceuticals International, Inc. +		428,808
				1,538,325
		Real Estate- 1.83%
	1,300	Jones Lang LaSalle, Inc.		164,307
	4,100	Kennedy-Wilson Holdings, Inc.		109,962
	2,300	WP Carey, Inc.		148,120
				422,389

	The accompanying notes are an integral part of these financial statements.

	Rogé Partners Fund
	SCHEDULE OF INVESTMENTS (Continued)
	June 30, 2014

	Shares	Security		Value

		Semiconductors - 0.64%
	2,200	Lam Research Corp.		$ 148,676

		Software - 5.29%
	3,200	Aspen Technology, Inc. +		148,480
	10,100	Guidance Software, Inc. +		92,112
	12,200	Microsoft Corp.		508,740
	11,600	Oracle Corp.		470,148
				1,219,480
		Telecommunications - 2.12%
	19,700	Cisco Systems, Inc.		489,545

		TOTAL COMMON STOCKS
		(Cost $15,628,672)		18,332,777

		PREFERRED STOCK- 0.96%
		Diversified Financial Services - 0.96%
	8,000	Federal Home Loan Mortgage Corp., 8.375%, Perpetual		87,280
	8,000	Federal National Mortgage Association, 8.25%, Perpetual		82,800
	2,000	Merrill Lynch Preferred Capital Trust V, 7.28%, Perpetual		51,860
		TOTAL PREFERRED STOCK (Cost $215,839)		221,940

	Principal	CORPORATE BONDS - 6.56%
		Banks - 0.38%
	$ 15,000	Goldman Sachs Group, Inc., 5.375%, 3/15/2020		17,013
	70,000	Royal Bank of Scotland Group PLC, 5.05%, 1/8/2015		71,301
				88,314
		Building Materials - 0.47%
	100,000	USG Corp., 6.3%, 11/15/2016		108,500

		Diversified Financial Services - 0.92%
	58,000	E*Trade Financial Corp., 6.75%, 6/1/2016		63,220
	75,000	Jefferies Group, Inc., 5.50%, 3/15/2016		80,366
	67,000	Nuveen Investments, Inc., 5.50%, 9/15/2015		69,177
				212,763
		Diversified Holding Company - 0.33%
	70,000	Leucadia National Corp., 8.125%, 9/15/2015		75,687

		Electric - 0.32%
	75,000	PPL Energy Supply LLC, 4.6%, 12/15/2021		74,806

	The accompanying notes are an integral part of these financial statements.

	Rogé Partners Fund
	SCHEDULE OF INVESTMENTS (Continued)
	June 30, 2014

	Principal	Security		Value

		Home Builders - 0.79%
	$ 75,000	K Hovnanian Enterprises, Inc., 11.875%, 10/15/2015		$ 84,000
	40,000	KB Home, 9.1%, 9/15/2017		47,300
	50,000	Toll Brothers Finance Corp., 5.15%, 5/15/2015		51,813
				183,113
		Household Products - 0.23%
	50,000	Central Garden and Pet Co., 8.25%, 3/1/2018		52,125

		Insurance - 0.84%
	45,000	MBIA, Inc., 7.00%, 12/15/2025		47,925
	60,000	MGIC Investment Corp., 5.375%, 11/1/2015		63,000
	75,000	ProAssurance Corp. 5.3%, 11/15/2023		81,685
				192,610
		Iron/Steel - 0.24%
	50,000	United States Steel Corp., 6.05%, 6/1/2017		54,375

		Media - 0.15%
	35,000	Clear Channel Communications, Inc., 6.875%, 6/15/2018		34,081

		Mining - 0.70%
	75,000	Kinross Gold Corp., 3.625%, 9/1/2016		78,185
	75,000	Newmont Mining Corp., 5.125%, 10/1/2019		82,835
				161,020
		Oil & Gas - 0.22%
	50,000	Petrobras International Finance Co., 3.875%, 1/27/2016		51,678

		Retail - 0.74%
	30,000	Gap, Inc., 5.95%, 4/12/2021		34,768
	65,000	Macy's Retail Holdings, Inc., 7.875%, 8/15/2036		71,492
	15,000	Sears Holdings Corp., 6.625%, 10/15/2018		13,894
	50,000	Toys R Us Property Co, LLC., 8.50%, 12/1/2017		51,313
				171,467
		Telecommunications - 0.23%
	50,000	Cincinnati Bell, Inc., 8.75%, 3/15/2018		52,500

		TOTAL CORPORATE BONDS
		(Cost $1,463,108)		1,513,039

		U.S. GOVERNMENT & AGENCIES - 0.46%
		U.S. Government & Agencies - 0.46%
	20,000	Fannie Mae CMO 2002-33 Class MM, 6.25%, 6/25/2032		21,991
	4,826	Fannie Mae CMO 2005-44 Class PE, 5.00%, 7/25/2033		4,842
	80,000	United States Treasury Note, 2.5%, 5/15/2024		79,893
		TOTAL U.S. GOVERNMENT & AGENCIES
		(Cost $106,709)		106,726

	The accompanying notes are an integral part of these financial statements.

	Rogé Partners Fund
	SCHEDULE OF INVESTMENTS (Continued)
	June 30, 2014

	Shares	Security		Value

		MUNICIPAL BONDS - NON-TAXABLE- 2.67%
	50,000	Buckeye Tobacco Settlement Financing Authority		$ 42,640
		5.125%, 6/1/2024
	50,000	City of Detroit MI Sewage Disposal System Revenue		50,690
		5.25%, 7/1/2023
	50,000	City of Detroit MI Water Supply System Revenue		50,159
		5.00%, 7/1/2025
	35,000	City of Detroit MI Water Supply System Revenue		35,244
		5.00%, 7/1/2022
	45,000	Florida State Department of Environmental
		Protection, 5.456%, 7/1/2019		50,764
	100,000	Commonwealth of Puerto Rico, 6.5%, 7/1/2014		100,000
	90,000	Commonwealth of Puerto Rico, 5.25%, 7/1/2016		86,488
	25,000	Commonwealth of Puerto Rico, 5.00%, 7/1/2019		21,737
	125,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority		90,178
		5.00%, 7/1/2015
	35,000	Puerto Rico Highways & Transportation Authority		28,457
		4.00%, 7/1/2016
	50,000	University of Puerto Rico, 5.00%, 6/1/2016		43,039
	25,000	Virginia Tobacco Settlement Financing Corp., 5.00%, 6/1/2047		17,563
		TOTAL MUNICIPAL BONDS - NON-TAXABLE
		(Cost $634,140)		616,959

		Warrants - 0.63%
	3,600	Capital One Financial Corp., Expiration Date - 11/14/18
		(Cost $123,435)		145,836

		REITs - 1.80%
	5,600	Crown Castle International Corp.
		(Cost $413,876)		415,856

		SHORT-TERM INVESTMENT - 0.69%
	158,208	First National Bank of Omaha, 0.00%
		(Cost $158,208)		158,208

		TOTAL INVESTMENTS (Cost $20,375,572)(a)	100.42%	$ 23,164,277
		Liabilities in excess of other assets	(0.42)%	(97,574)

		TOTAL NET ASSETS	100.00%	$ 23,066,703

	RIC - Regulated Investment Company
	REIT- Real Estate Investmnt Trust
+	Non-income producing securities.
(a)

 Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $20,370,879 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized appreciation:	$2,943,319
			Unrealized depreciation:	(149,921)
			Net unrealized appreciation:	$2,793,398

	The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2014

Assets:
Investments in securities, at value (Cost $20,375,572)	$ 23,164,277
Dividends and interest receivable	78,522
Receivable for securities sold	74,039
Prepaid expenses and other assets	8,881
Total Assets	23,325,719

Liabilities:
Investment advisory fees payable	4,505
Payable for investments purchased	196,155
Redemptions payable	23,072
Fees payable to other affiliates	8,203
Trustees' fees payable	2,539
Accrued expenses	24,542
Total Liabilities	259,016

Net Assets	$ 23,066,703

Net Assets Consist Of:
Paid in capital	$ 18,706,855
Accumulated net investment income	100,244
Accumulated net realized gain from security transactions and foreign currency transactions	1,470,875
Net unrealized appreciation on investments and foreign currency translations	2,788,729

Net Assets	$ 23,066,703

Shares outstanding (unlimited number of shares authorized without par value)	1,599,792

Net asset value (net assets ÷ shares outstanding), offering price	$ 14.42

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2014

Investment Income:
Dividends	$ 405,111
Interest	109,337
Less: Foreign tax withheld	(11,237)
Total investment income	503,211

Expenses:
Advisory fees	201,769
Administration fees	40,279
Legal fees	37,290
Fund accounting fees	28,437
Transfer agent fees	25,533
Audit fees	18,906
Registration fees	18,002
Insurance expense	15,002
Printing expense	12,957
Custody fees	11,800
Professional Fees	7,731
Trustees' fees	6,964
Non 12b-1 shareholder servicing fees	3,389
Miscellaneous expenses	605
Total expenses	428,664

Less:
Advisory fees waived	(26,818)
Net expenses	401,846

Net Investment Income	101,365

Net Realized and Unrealized Gain from Investments:
Net realized gain from security transactions and foreign currency transactions	2,337,698
Realized gain from distributions received from underlying investment companies	864
Net change in unrealized appreciation on investments and foreign currency translations	1,237,715

Net Realized and Unrealized Gain from Investments	3,576,277

Net Increase in Net Assets Resulting from Operations	$ 3,677,642

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2014	June 30, 2013
From Operations:
Net investment income	$ 101,365	$ 109,840
Net realized gain from security transactions and foreign
currency transactions	2,337,698	1,492,381
Distributions received from underlying investment companies	864	17,682
Net change in unrealized appreciation on investments
and foreign currency translations	1,237,715	393,233
Net increase in net assets resulting from operations	3,677,642	2,013,136

Distributions:
From net investment income	(13,164)	(91,096)
From net realized gains	(667,037)	-
From return of capital	(83,294)	-
Net decrease in net assets from distributions	(763,495)	(91,096)

From Capital Share Transactions:
Subscriptions of fund shares	4,418,554	2,027,178
Reinvestment of dividends	763,495	91,096
Redemptions of fund shares	(1,688,586)	(1,843,658)
Net increase in net assets from capital shares transactions	3,493,463	274,616

Net Increase in Net Assets	6,407,610	2,196,656

Net Assets:
Beginning of Year	16,659,093	14,462,437
End of Year*	$ 23,066,703	$ 16,659,093
* Includes accumulated net investment income (loss) of:	$ 100,244	$ (83,258)

Capital Share Transactions:
Shares sold	331,040	170,158
Shares reinvested	56,597	7,921
Shares redeemed	(126,395)	(151,070)
	261,242	27,009

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period presented)

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$ 12.45	$ 11.03	$ 11.48	$ 9.31	$ 8.00
Income From Investment Operations:
Net investment income (loss) (1)	0.07	0.08	0.01	(0.09)	(0.08)
Net realized and unrealized gain (loss)	2.42	1.41	(0.46)	2.26	1.41
Total from investment operations	2.49	1.49	(0.45)	2.17	1.33

Less Distributions:
From net investment income	(0.01)	(0.07)	-	-	-
From return of capital	(0.05)	-	-	-	-
In excess of net investment income	-	-	-	-	(0.02)
In excess of net realized gains	(0.46)	-	-	-	-
Total distributions	(0.52)	(0.07)	-	-	(0.02)

Net Asset Value, End of Year	$ 14.42	$ 12.45	$ 11.03	$ 11.48	$ 9.31

Total Return (2)	20.31%	13.34%	(3.92)%	23.31%	16.63%

Ratios/Supplemental Data:
Net assets, end of year (000s)	$ 23,067	$ 16,659	$ 14,462	$ 13,789	$ 10,992
Ratio of expenses to average net assets,
before waiver/reimbursement (3)	2.12%	2.05%	2.31%	2.20%	2.46%
Ratio of expenses to average net assets,
after waiver/reimbursement (3)	1.99%	1.99%	1.99%	1.99%	1.99%
Ratio of net investment income (loss)
to average net assets, after waiver/
reimbursement (4)	0.50%	0.69%	0.08%	(0.84)%	(0.81)%
Portfolio Turnover Rate	103%	118%	237%	46%	43%
(1)	Per share amounts calculated using the average shares method.
(2)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Does not include the expenses of other investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2014

1. ORGANIZATION

The Fund is a diversified series of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board" or "Trustees").

The Fund acquired all of the assets and liabilities of the Rogé Partners Fund (“Predecessor Fund”), a series of the Rogé Partners Funds, in a tax-free reorganization on April 24, 2014 (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for shares of the Fund. Certain financial information included on the following pages is that of the Predecessor Fund.

The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares, on a class-specific basis, (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

R.W. Rogé & Company, Inc. (the "Advisor") is the Fund's investment adviser. The Predecessor Fund commenced operations on October 1, 2004. The Fund’s investment objective is to seek total return and pursues its investment objective by investing primarily in other investment companies and U.S. and foreign equity securities with a growth and value approach.

The Fund offers one class of shares.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2014

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as a valuation firm or certified public accounting firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the“Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2014

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 1,652,936	$ -	$ -	$ 1,652,936
Common Stocks(a)	18,332,777	-	-	18,332,777
Preferred Stocks	221,940	-	-	221,940
Corporate Bonds	-	1,513,039	-	1,513,039
U.S. Government & Agencies	-	106,726	-	106,726
Municipal Bonds - Non-Taxable	-	616,959	-	616,959
Short-Term Investment	158,208	-	-	158,208
REITs	415,856			415,856
Warrants	145,836			145,836
Total	$ 20,927,553	$ 2,236,724	$ -	$ 23,164,277

 (a) Please refer to the Schedule of Investments for a breakout of common stock by industry classification.

There were no transfers into or out of Level 1 and Level 2 during the current period presented.

It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2014

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Beginning balance	$ 759,506
Total realized gain	405,318
Change in unrealized appreciation	(389,068)
Return of Capital	-
Cost of purchases
Proceeds from sales	(775,756)
Accrued interest	-
Net transfers in/out of level 3	-
Ending balance	$0

The total change in unrealized appreciation included in the statement of operations attributable to level 3 investments still held at June 30, 2014 includes:

$ (389,068)

The significant unobservable inputs used in the fair value measurement of the reporting entity’s level 3 securities are (1) review of current assets held by the investment (2) review of the investment’s monthly statements to verify that they continue to be valued accurately (3) Advisor’s receipt of the investment’s audited financial statements on an annual basis. Significant changes in any of these inputs could result in a significantly lower or higher fair value measurement.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken by the Fund in its 2011, 2012, 2013 and 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2014

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

R.W. Rogé Company, Inc. serves as the Fund’s investment advisor. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain officers of the Fund are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has contractually agreed to waive all or a portion of its management fees and pay expenses of the Fund to ensure that Net Annual Fund Operating Expenses (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) do not exceed 1.99% of the Fund’s average daily net assets (the “Expense Cap”). The Expense Cap will remain in effect through at least January 31, 2016, and may be terminated only by the Trust’s Board of Trustees. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three fiscal years from the date they were waived or paid, subject to the Expense Cap. The Fund’s total expenses subject to recoupment are $80,556. As of June 30, 2014, the Advisor can recoup waived and reimbursed expenses of $44,306 until June 30, 2015, $9,432 until June 30, 2016 and $26,818 until June 30, 2017.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement) and do not cause the Fund’s expenses to exceed the Expense Cap. The Board may terminate this expense reimbursement arrangement at any time.

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2014

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.   The Distributor is an affiliate of GFS. For the period ended June 30, 2014, the Distributor did not receive any underwriting commissions for sales of Class A shares.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)- NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)- Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

4. INVESTMENT TRANSACTIONS

For the year ended June 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $24,454,640 and $20,640,724, respectively.

5. TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2014	June 30, 2013
Ordinary Income	$ 13,164	$ 91,096
Long-Term Capital Gain Return of Capital	667,037 83,294	-
	$ 763,495	$ 91,096

As of June 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	and	Appreciation/	Accumulated
Income	Gains	Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$1,566,426	$ -	$ -	$ -	$ 2,793,422	$ 4,359,848

Rogé Partners Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2014

The differences between book basis and tax basis unrealized appreciation and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales and book/tax differences due to partnerships.  The difference between book basis and tax basis accumulated net investment income (loss) is primarily attributable to tax adjustments for partnership and real estate investment trusts.

Permanent book and tax differences primarily attributable to the tax treatment of realized foreign currency losses and tax adjustments for partnerships, grantor trusts, real estate investment trusts and passive foreign investment companies, resulted in reclassification for the year ended June 30, 2013 as follows:

Undistributed	Undistributed	Paid
Ordinary	Long-Term	In
Income (Loss)	Gains (Loss)	Capital
$ 95,301	$ (95,301)	$ -

6.  CONTROL OWNERSHIP (UNAUDITED)

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of June 30, 2014, Charles Schwab & Co. was the record owner of 65.39% and Ameritrade, Inc. was the record owner of 32.03% of the Fund’s outstanding shares. Charles Schwab & Co. and Ameritrade, Inc. may be the beneficial owner of some or all of the shares, or may hold the shares for the benefit of others.  As a result, Charles Schwab & Co. or Ameritrade, Inc. may be deemed to control the Fund.

7. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Rogé Partners Fund SUPPLEMENTAL INFORMATION (Continued) June 30, 2014

Approval of Advisory Agreement – Roge Partners Fund

In connection with a meeting held on November 21 & 22, 2013, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between R.W. Roge and Company, Inc. (“RWC”) and the Trust, with respect to the Roge Partners Fund (the “Fund”).  In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Service.  The Board reviewed the background information of the key investment personnel responsible for servicing the Fund and expressed their satisfaction with their credentials as authors, guest columnist, and contributors to several financial network shows.  The Board noted that, in addition to its experience in portfolio management, research, marketing, trading, operations and compliance, RWC was named by several financial organizations as one of the top financial advisers. The Board was pleased that RWC’s overall philosophy of capital preservation, impartial advice, and personal service made a positive statement and showed a commitment to their clients.  The Board noted that RWC uses a proprietary research methodology utilizing both quantitative and qualitative factors to analyze securities providing the portfolio manager with information which allows him to design the portfolio with a focus on total return with capital preservation. While not all strategy risk can be eliminated, the Board noted that RWC identified the Fund’s primary risks and how it attempts to mitigate them by using its research methodology process and analysis to ensure the portfolio has broad diversification and minimized concentrations to specific stocks and asset classes.  The Board noted that there have been no material compliance or litigation issues reported during the past 3 years.   The Board acknowledged that RWC has a solid reputation and longevity as a wealth management firm, and concluded that RCW has the ability to provide a high level of quality service to the Fund for the benefit of its shareholders.

 Performance.  The Board considered the performance of the Fund’s predecessor fund, a series of another trust (“Predecessor Fund”), and noted that the Predecessor Fund returned 13.74% over the past year 4.34% over five years and 4.27% since inception (October 2004).  The Board noted that despite the Predecessor Fund’s positive performance, it underperformed the peer group average over the one and five year periods which returned 16.26% and 5.63%, respectively.  However, the Board noted that the Predecessor Fund was on par with the peer group average since inception which returned 4.25%.   The Board also noted that the Predecessor Fund underperformed the Morningstar category and S&P 500 Index over the one, five and since inception periods.  After discussion with

Rogé Partners Fund SUPPLEMENTAL INFORMATION (Continued) June 30, 2014

RWC and review of the materials provided by RWC in advance of the meeting, the Board attributed the Fund’s underperformance to its capital preservation component which can result in reducing some upside capture that may otherwise be realized by the Fund’s benchmarks.  The Board noted that the Fund’s beta demonstrates consistency to the capital preservation component which reflects that the Fund has performed as it was designed.  The Board noted that although past performance is no guarantee of future returns, RWC has shown it can capture a good portion of the market’s upside, while still providing capital protection.  The Board concluded that RWC has the experience to provide reasonable performance to the Fund for the benefit of its shareholders.

Fees & Expenses.  The Board noted that RWC proposed a management fee of 1.00%, which is higher than both the peer group average of 0.36% and Morningstar category average of 0.38%.  The Board noted, however, that the proposed management fee is within the range of fees charged by the peer group (0.10% - 1.10%) and other funds in the Morningstar category (0.10% - 1.20%).  The Board noted that the proposed management fee is equal to the fee charged by RWC to its other fund client.  With respect to the estimated expense ratio, 1.99%, the Board noted it is higher than both the peer group average of 1.24% and Morningstar category average of 0.99%, but within the range for of fees presented for each.  The Board noted that some of the funds in the selected peer group, although chosen for their similar size and strategy, come from large well-known mutual fund complexes where the complex may benefit from certain economies of scale not available to the Fund. The Board understands that the Fund is actively managed and consists of multi asset classes which take additional resources to service and concluded the management fee is reasonable.

Economies of Scale.  The Board discussed the anticipated size of RWC and its prospects for growth.  The Trustees concluded that based on the anticipated size of the Fund meaningful economies justifying breakpoints will not likely be realized during the initial term of the Advisory Agreement.  They noted that RWC indicated in its responses to the Board its willingness to discuss the matter of economies of scale and implementation of breakpoints as the Fund grows and RWC achieves economies of scale.  The Board agreed to monitor and address the issue at the appropriate time.

Profitability.  The Board considered the anticipated profits to be realized by RWC in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Board noted that RWC anticipates earning a modest profit in terms of percentage of revenue and actual dollars, in connection with its relationship with the Fund. The Board was satisfied that RWC’s anticipated level of profitability from its relationship with the Fund is reasonable.

Conclusion.  Having requested and received such information from RCW as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure was reasonable and that approval of the Advisory Agreement was in the best interests of the Trust and the future shareholders of the Roge Partners Fund.

Rogé Partners Fund SUPPLEMENTAL INFORMATION June 30, 2014

As a shareholder of the Roge Partners Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Rogé Partners Fund	Beginning Account Value (1/1/14)	Ending Account Value (6/30/14)	Expenses Paid During Period** (1/1/14-6/30/14)
Actual	$1,000.00	$1,064.20	$10.18
Hypothetical (5% return before expenses)	1,000.00	1,014.93	9.94

** Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the days in the reporting period).

Rogé Partners Fund

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, 2004-2008); Legal Consultant, Jensen Consulting (2004-2008).	28

Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).

John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	103	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Anthony M. Payne 1942	Trustee	Since February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996-2008).	28	Lifetime Achievement Fund, Inc. (February 2012 to April 2012)

Rogé Partners Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2014

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark H. Taylor 1964	Trustee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	103

Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc.   (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).

Jerry Vincentini 1940	Trustee	Trustee since February 2012, Indefinite; Chairman of the Board 2012-2014	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980-2008).	28	Lifetime Achievement Fund, Inc. (July 2000 to April 2012).

* The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130.

** The "Fund Complex" includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II and Northern Lights Variable Trust.

Rogé Partners Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2014

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	Since February 2012, indefinite

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite

Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).

Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite

Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)

William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	Since February 2012, indefinite

Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-800-ROGE.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III

And the Shareholders of Rogé Partners Fund

We have audited the accompanying statement of assets and liabilities of the Rogé Partners Fund, a series of shares of Northern Lights Trust III formerly a series of the Rogé Partners Fund, including the schedule of investments, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.    These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rogé Partners Fund as of June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2014

PRIVACY NOTICE

Rev. February 2014

NORTHERN LIGHTS FUND TRUST III

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■

Social Security number and income

■

assets, account transfers and transaction history

■

investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■

open an account or give us contact information

■

provide account information or give us your income information

■

make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates’ everyday business purposes—information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the year ended June 30, 2014 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-800-ROGE or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st AND 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q.   Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).   The information on Form N-Q is available without charge, upon request, by calling 1-888-800-ROGE.

Rogé Partners Fund

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 – $16,500

2013 – $15,800

(b)

Audit-Related Fees

2014 – None

2013 – None

(c)

Tax Fees

2014 – $3,200

2013 – $3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 – None

2013 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $3,200

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/8/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/8/2014

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

9/8/2014